Property and Equipment by Asset Category (Detail) In Millions, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 INR	Mar. 31, 2012 INR
Property, Plant and Equipment [Line Items]
Land and premises	$ 213.2	11,622.7	10,581.7
Software and systems	202.6	11,047.5	8,387.6
Equipment and furniture	759.7	41,417.6	35,138.6
Property and equipment, at cost	1,175.5	64,087.8	54,107.9
Less: Accumulated depreciation	644.0	35,109.4	29,147.0
Property and equipment, net	$ 531.5	28,978.4	24,960.9